RELEASE OF GUARANTY

On January 31, 2016, Liberated Syndication Inc., a Nevada Corporation ("Libsyn"), and FAB Universal Corp., a Colorado Corporation ("FAB") entered into a FORM OF GUARANTY.

WHEREAS, FAB was the Guarantor for a lease located at Suite 600, 10100 Santa Monica Boulevard, Los Angeles, California 90067 (the "Guaranty"); and

WHEREAS FAB’s liability under the Guaranty continued until all rents due under the Guaranty have been paid in full in cash and until all other obligations have been satisfied.

WHEREAS, Libsyn absolutely, presently, continually, unconditionally and irrevocably guaranteed the prompt payment of all rents and all other sums payable under the Guaranty.

NOW, THEREFORE, FAB unconditionally releases Libsyn from any and all obligations from the FORM OF GUARANTY.

IN WITNESS WHEREOF, FAB and Libsyn have executed this release of Guaranty as of this 22nd day of May 2017.

FAB UNIVERSAL CORP.

By:	/s/ Christopher Spencer
Name:	Christopher Spencer
Title:	President and CEO

Liberated Syndication Inc.

By:	/s/ Christopher Spencer
Name:	Christopher Spencer
Title: President and CEO